EXHIBIT 10.1

          SETTLEMENT AGREEMENT, GENERAL RELEASE AND COVENANT NOT TO SUE

         This Settlement Agreement, General Release and Covenant Not to Sue ("Settlement Agreement") is made this 25th day of March, 2009 by and among Integrated Healthcare Holdings, Inc. ("IHHI"), Anil V. Shah, M.D. ("Dr. Shah"), Orange County Physicians Investment Network, LLC ("OC-PIN"), Bruce Mogel ("Mogel"), Pacific Coast Holdings Investment, LLC ("PCHI"), West Coast Holdings, LLC, ("WCH"), Dr. Kali P. Chaudhuri ("Dr. Chaudhuri"), Ganesha Realty, LLC ("Ganesha"), William E. Thomas ("Thomas"), Medical Capital Corporation ("MCC"), Medical Provider Financial Corporation I ("MPFCI"), Medical Provider Financial Corporation II ("MPFCII") and Medical Provider Financial Corporation III ("MPFCIII")(MCC, MPFCI, MPFCII and MPFCIII are sometimes hereinafter collectively referred to as "MedCap"). All the above entities and individuals are sometimes hereinafter collectively referred to as "Parties" or individually as a "Party."

                                    RECITALS

         A. Certain of the Parties are currently engaged in litigation, appellate, arbitration and/or court proceedings and/or have certain legal disputes and issues with each other as more particularly set forth herein below.

         B. Specifically:

               a. IHHI is now suing Dr. Shah in Orange County Superior Court ("OCSC") Case No. 07CC05895 (consolidated with OCSC Case No. 07CC06017) and OCSC Case No. 30-2008-106637;

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

               b. Dr. Shah has filed a cross-complaint against IHHI in OCSC Case No. 07CC05895;

               c. OC-PIN (previously dismissed as a named defendant in OCSC Case No. 07CC05895) is now suing Mogel in OCSC Case No.
               30-2008-00109286 (a derivative action purportedly filed on behalf of IHHI);

               d. OC-PIN is also suing IHHI in OCSC Case Nos. 30-2008-00106805, 30-2008-00108983; 30-2008-00109959 and 30-2008-00112102;

               e. Dr. Chaudhuri is now suing OC-PIN in OCSC Case No. 30-2008-0011293;

               f. Dr. Shah presently seeks to perfect an arbitration award in his favor against PCHI (JAMS Case No. 1200040611) in OCSC Case No. 30-2008-00114434; and

               g. PCHI is suing OC-PIN et al. in OCSC Case No. 30-2008-00112088.

         C. The foregoing litigation has spawned various related appellate proceedings including, but not limited to, California Fourth Appellate District Case Nos. G041208, G041181, G041491 and California Supreme Court Case No. S168604.

         D. Some of the foregoing litigation has been stayed, while other aspects of the litigation are now scheduled to be tried on July 27, 2009.

         E. All of the above described litigation, arbitration, appellate and other legal proceedings are hereinafter collectively referred to as the "Actions."


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

         F. In addition to the foregoing, periodic threats have been made by Dr. Shah, OC-PIN and/or their legal counsel to hereinafter sue Dr. Chaudhuri, MedCap and/or IHHI's individual directors, executives and attorneys on a variety of theories, either directly or derivatively purportedly on behalf of IHHI. Periodic allegations have also been made against Dr. Chaudhuri and others alleging that Dr. Chaudhuri is not properly managing PCHI and that PCHI is not acting properly defending claims brought against it by Dr. Shah. Certain members of OC-PIN have also made threats and allegations against one another and some members of OC-PIN have assigned certain threatened claims to IHHI. Dr. Chaudhuri and PCHI have challenged the confirmation of the Arbitration Award in favor of Dr. Shah and have indicated that they will pursue all appellate avenues.

         G. For reasons of their own and without admission of wrongdoing or liability of any sort, the signatories to this Settlement Agreement wish to fully and finally resolve the foregoing pending Actions and threatened litigation, arbitration and discovery disputes, together with any and all possible claims, disputes or disagreements among certain of the Parties relating to any past fact, act or occurrence (except as expressly reserved herein) ("Settlement").

         H. Certain of the Parties have entered into a separate settlement agreement ("Second Settlement Agreement") concurrently herewith. No term or provision of the Second Settlement Agreement contradicts or is inconsistent with any term or provision of this Settlement Agreement nor does any term or provision of the Second Settlement Agreement decrease, diminish or reduce any of the agreements, covenants, waivers, or releases made by or granted to any of the Parties to this Settlement Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants, promises and undertakings set forth below, the adequacy and sufficiency of which are hereby expressly acknowledged by each of the Parties hereto, the Parties agree as follows:

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

                                    COVENANTS

         1. The foregoing Recitals are incorporated by reference as if fully set forth herein.

         2. The Closing of the Settlement ("Closing") shall occur on or before March 27, 2009 at Callahan & Blaine, 3 Hutton Centre Drive, Ninth Floor, Santa Ana, California.

         3. The Closing shall be contingent upon, subject to and concurrent with the Closing of the Second Settlement Agreement.

         MONETARY.
         ---------

         4. IHHI shall pay the Callahan & Blaine Trust Account as the jointly designated representative of OC-PIN and Dr. Shah the total sum of One Million Five Hundred Thousand Dollars ($1,500,000) in two installments as follows: Seven Hundred Fifty Thousand Dollars ($750,000) payable at the Closing; and Seven Hundred Fifty Thousand Dollars ($750,000) and interest thereon payable at eight percent (8%) payable on September 25, 2009. Payment of the second installment is hereby guaranteed by PCHI, who shall make such payment by September 28, 2009, if not timely paid by IHHI.

         5. At the Closing, PCHI will separately pay to the Callahan & Blaine Trust Account, as the designated representative of Dr. Shah, Eight Hundred Fifty Thousand Dollars ($850,000).

         6. At the Closing, MedCap will separately pay to the Callahan & Blaine Trust Account, as the jointly designated representative of OC-PIN and Dr. Shah, Three Hundred Fifty Thousand Dollars ($350,000).

         7. At the Closing, IHHI shall pay to the Callahan & Blaine Trust Account, as the designated representative of Dr. Shah, the sum of Fifteen Thousand Dollars ($15,000) in satisfaction of all Shah's individual claims including, but not limited to, his claims for past due director's fees and other compensation.

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

         8. [Intentionally Omitted.]

         9. At the Closing, IHHI and Mogel shall agree and stipulate to the release and return of the $50,000 bond which was posted in connection with the shareholder derivative action filed by OC-PIN against Mogel and IHHI in OCSC Case No. 30-2008-00109286.

         STOCK PURCHASE AGREEMENTS.
         --------------------------

         10. At the Closing, IHHI, Dr. Shah, Dr. Chaudhuri and OC-PIN agree to execute and deliver their respective Stock Purchase Agreements in the forms attached hereto as Exhibits A, B and C ("Stock Purchase Agreements"). The shares purchased under the Stock Purchase Agreements shall be referred to as the "Stock Purchase Shares." The Stock Purchase Agreements are an integral part of this First Settlement Agreement, the terms of which Stock Purchase Agreements are incorporated by reference as though fully set forth herein.

         If either OC-PIN or Dr. Shah choose not to purchase all of the respective Stock Purchase Shares, then those Stock Purchase Shares which either party elects not to purchase may be purchased by the other party. Either party who elects not to purchase all or part of their Stock Purchase Shares shall give appropriate notice to the other party no later than 20 days after Closing. Within 30 days after Closing, OC-PIN and Dr. Shah shall jointly notify IHHI and Dr. Chaudhuri in writing ("SPA Notice") of their final determination of the number of Stock Purchase Shares subject to their respective Stock Purchase

Agreements whereupon such Stock Purchase Agreements shall be deemed so amended to reflect the final number of Stock Purchase Shares being purchased. In the event IHHI and Dr. Chaudhuri do not receive a SPA Notice duly executed by OC-PIN and Dr. Shah within 30 days of Closing there shall be no adjustment in the number of shares subject to any of the Stock Purchase Agreements.

         In the event that OC-PIN and Dr. Shah purchase, in the aggregate, fewer Stock Purchase Shares than the maximum they were entitled to purchase under the terms of their Stock Purchase Agreements then Dr. Chaudhuri agrees that the number of Stock Purchase Shares he is entitled to purchase under his Stock Purchase Agreement shall be automatically reduced to an amount which is 51% of the aggregate number of Stock Purchase Shares which Dr. Chaudhuri, OC-PIN and Dr. Shah actually purchase under their Stock Purchase Agreements. By way of illustration, if OC-PIN and Dr. Shah actually purchase an aggregate of 15 million shares, then Dr. Chaudhuri is entitled to purchase 15,612,245 shares which is 51% of the aggregate number of shares being sold under all Stock Purchase Agreements.

         At the same time, as part of the SPA Notice, OC-PIN and Dr. Shah must elect whether they intend to use as a credit all or a portion of the second Seven Hundred Fifty Thousand Dollars ($750,000) payment (as specified in Paragraph 4 above and hereinafter referred to as the "Second Payment"), and any accrued interest thereon, toward OC-PIN and Dr. Shah's payment to IHHI for their respective Stock Purchase Shares. In the SPA Notice, OC-PIN and Shah will provide an agreed allocation of the Second Payment signed by each of them. Neither OC-PIN nor Dr. Shah are entitled to use as a credit all or a portion of the Second Payment unless such a fully signed allocation is so provided. If OC-PIN and Dr. Shah properly provide a SPA Notice with a fully signed allocation, they can use so much of the amount allocated as a credit applicable to their respective obligations under their respective Stock Purchase Agreements. If the credit is more than what is owed to IHHI, then IHHI will continue to owe the balance under the terms of Section 4. If the credit is less than what is owed to IHHI, OC-PIN and Dr. Shah will need to furnish the additional funds at the Closing of their respective Stock Purchase Agreements. If OC-PIN and Dr. Shah fail to timely give the SPA Notice with fully signed allocation, then no credit shall be given but IHHI shall continue to owe the Second Payment under the terms of Section 4.

         11. IHHI agrees (and MedCap concurs) that IHHI will use the net proceeds of the sale of the Stock Purchase Shares to pay down the principal balance of IHHI's $10,700,000 Convertible Term Note, dated October 9, 2007, held by MPFCIII, and MedCap agrees to promptly advance (or cause its subsidiaries to promptly advance) to IHHI additional funds equal to such amount by which the $10,700,000 Convertible Term Note is paid down ("Additional Loaned Funds"). IHHI agrees (and MedCap concurs) that the source of the Additional Loaned Funds will be further borrowing on and against IHHI's existing lines of credit with MedCap. If necessary, IHHI then agrees to use the Additional Loaned Funds to bring current the Chapman Lease and the PCHI Lease, including all late fees, penalties, etc., associated with IHHI's failure to timely pay such rent and other payments required under the leases.

         12. IHHI shall use its reasonable best efforts to ensure that it has enough authorized capital stock to issue the Stock Purchase Shares, after consideration of all previously granted warrants, conversion rights and stock purchase agreements. The IHHI Board has authorized, and the majority-in-interest of IHHI's shareholders have consented to an increase in authorized capital stock to accommodate the Stock Purchase Agreements. IHHI has filed an information statement on Schedule 14C with the Securities and Exchange Commission ("SEC"). IHHI covenants to promptly (1) seek to have such information statement declared effective by the SEC, (2) respond to any comments by the SEC, (3) mail the information statement to the shareholders, and (4) file restated articles of incorporation with the Nevada Secretary of State. The increase in authorized capital stock shall be completed within 45 days subject to reasonable extension if IHHI must respond to SEC comments. Notwithstanding the foregoing, in no event shall IHHI be required to perform under the Stock Purchase Agreements if the effect would be to require IHHI to issue shares, including outstanding warrants, conversion rights and stock purchase options, in excess of its authorized and unreserved capital stock.

         13. OC-PIN expressly acknowledges the validity and enforceability of the preemptive rights granted by IHHI to Dr. Chaudhuri. OC-PIN recognizes that in connection with this Settlement Agreement, OC-PIN is releasing its claim that IHHI granted or should have granted OC-PIN competing or superior preemptive rights and acknowledges that as of the Closing, it does not have any preemptive rights with respect to securities of IHHI; provided, however, nothing herein is intended to affect the Stock Purchase Agreements described in Section 10 of this Settlement Agreement or the OC-PIN members' Tag Along Right described in the Shareholder's Agreement referenced in the Second Settlement Agreement.

         LOAN INTEREST AND RENT REDUCTION.
         ---------------------------------

         14. MPFCII agrees, effective as of the Closing, to reduce the interest rate on the $45,000,000 Term Note dated October 9, 2007 ("Term Note") to simple interest of 10.25% and to maintain such interest rate up to and including the Maturity date of such Term Note, or any extension thereof, as defined in the $80,000,000 Credit Agreement dated October 9, 2007 ("Credit Agreement"), under which Credit Agreement the Term Note was issued ("MedCap Debt Service Reduction"). Provided, however, the MedCap Debt Service Reduction shall have no force or effect, and shall be suspended, at any time an Event of Default shall have occurred and continues under the Credit Agreement. PCHI agrees that during the period of the MedCap Debt Service Reduction it will reduce the rent payable by IHHI to PCHI in an amount equal to the MedCap Debt Service Reduction (I.E., the difference between 14% and 10.25%). At Closing, all parties to the Credit Agreement will execute and deliver to MPFCII a written amendment to the Credit Agreement memorializing the MedCap Debt Service Reduction set forth immediately above.

PCHI RENT.
----------

         15. IHHI agrees to bring the PCHI lease and the Chapman leases current and pay all arrearages due under the PCHI Lease and the Chapman leases within forty-five (45) days after the Closing.

IHHI BY-LAWS AND BOARD CHANGES.
-------------------------------

         16. OC-PIN's obligation to fulfill its agreements at the Closing shall be subject to the following actions by IHHI's Board of Directors:

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

         i. Approve an amendment to IHHI's Bylaws to provide that the number of members serving on IHHI's Board of Directors shall be fixed at seven. This amendment shall be made not later than Closing.

         ii. Approve an amendment to Section 4 of Article III of IHHI's Bylaws to provide that, effective immediately after IHHI's 2009 Annual Meeting of Shareholders, a Shareholder who owns fifteen percent (15%) or more of the voting stock of IHHI is entitled to call one special shareholders meeting per year. This amendment shall be made not later than Closing; and

         iii. Appoint an OC-PIN representative selected by a majority-in-interest of OC-PIN to fill the seat to be vacated by Ken Westbrook at Closing until the September 2009 annual meeting of shareholders.

         17. In connection with the provisions set forth in Paragraph 16 immediately above, MedCap (and all related and affiliated persons and entities) makes no representation or takes any position other than as set forth in the $80 Million Loan Documents and the Other Loan Documents (as said terms are defined in Paragraph 23(x) below.)

         18. Dr. Shah and OC-PIN agree to make, within five (5) business days after the Closing, and keep current on a timely basis, all such filings and reports that are required to be made by each of them under Section 13(d) of the Securities Exchange Act of 1934, as amended, including such filings or reports that are required to publicly disclose or report to the SEC the transactions contemplated by this Settlement Agreement.

         19. Dr. Shah covenants and agrees that for a period of two (2) years after the Closing Dr. Shah will not accept any nomination, appointment or serve in the capacity as a director, officer or employee of IHHI, so long as IHHI keeps the PCHI and Chapman leases current ("current" means payment is made within forty-five (45) days of when payment is due).

         DISMISSALS AND RELEASES.
         ------------------------

         20. Dr. Shah and OC-PIN specifically covenant not to sue, and further covenant not to assist anyone else in suing, directly or derivatively on behalf of IHHI or any other entity, Dr. Chaudhuri or MedCap (and all related and affiliated persons and entities). Dr. Chaudhuri and MedCap specifically covenant not to sue, and further covenant not to assist anyone else in suing, directly or derivatively on behalf of IHHI or any other entity, Dr. Shah and OC-PIN based on any act, occurrence or omission which occurred or allegedly occurred prior to the Closing.

         21. At the Closing, Dr. Shah and OC-PIN shall sign and deliver to IHHI, PCHI, Chaudhuri and Mogel dismissals with prejudice of all Dr. Shah and OC-PIN's claims in the Actions described in the Recitals.

         22. At the Closing, IHHI, PCHI and Chaudhuri shall sign and deliver to Shah and OC-PIN dismissals with prejudice of all IHHI, PCHI and Chaudhuri's claims against Dr. Shah and/or OC-PIN in the Actions described in the Recitals.

         23. Except as to such rights or claims as may be created by this Settlement Agreement, the Second Settlement Agreement or expressly reserved in either of them, the following releases are provided:

         i. RELEASE OF CLAIMS BY IHHI. IHHI irrevocably, unconditionally and fully releases and forever discharges OC-PIN, Dr. Shah, PCHI, WCH, MedCap (and all related and affiliated persons and entities), Dr. Chaudhuri, Ganesha, Thomas and their respective past and present subsidiaries, affiliates, officers, directors, partners, agents, employees, members, managers, representatives, lawyers and law firms, and all persons acting by, through, under or in concert with them, or any of them, from any and all rights, suits, claims, actions, accounts, demands, contracts, debts, controversies, agreements, promises, liabilities, duties, obligations, costs, expenses, damages and causes of action, whether presently known or unknown, vested or contingent, suspected or unsuspected, accrued or yet to accrue, in law or in equity, which IHHI may now or hereafter have, own or claim to have arising out of, connected with or otherwise related to or concerning the Actions, any facts, circumstances or claims which were alleged or which could have been alleged in the pleadings in the Actions, or which could have been asserted in any action or proceeding in any legal, administrative or other forum whatsoever in any jurisdiction, including, but not limited to, any legal fees, court costs or expenses relating to the Actions; provided, however, nothing in this Settlement Agreement shall constitute or include a release or compromise of any claims by IHHI against Mogel, either in his individual or representative capacity as an agent for any party.

               THIS IS A GENERAL RELEASE.

         ii. RELEASE OF CLAIMS BY OC-PIN OC-PIN irrevocably, unconditionally and fully releases and forever discharges IHHI, Mogel, PCHI, Dr. Chaudhuri, Ganesha, Thomas, MedCap (and all related and affiliated persons and entities), and their respective past and present subsidiaries, affiliates, officers, directors, partners, agents, employees, members, managers, insurers, representatives, lawyers and law firms, and all persons acting by, through, under or in concert with them, or any of them, from any and all rights, suits, claims, actions, accounts, demands, contracts, debts, controversies, agreements, promises, liabilities, duties, obligations, costs, expenses, damages and causes of action, whether presently known or unknown, vested or contingent, suspected or unsuspected, accrued or yet to accrue, in law or in equity, which OC-PIN may now or hereafter have, own or claim to have arising out of, connected with or otherwise related to or concerning the Actions, any facts, circumstances or claims which were alleged or which could have been alleged in the pleadings in the Actions, or which could have been asserted in any action or proceeding in any legal, administrative or other forum whatsoever in any jurisdiction, including, but not limited to, any legal fees, court costs or expenses relating to the Actions; provided, however, nothing in this Settlement Agreement shall constitute or include a release or compromise of OC-PIN's rights to enforce its preexisting ownership of IHHI's stock (acknowledging that it does not have preemptive rights) or previous releases which IHHI has executed in favor of OC-PIN.

               THIS IS A GENERAL RELEASE.

         iii. RELEASE OF CLAIMS BY DR. SHAH. Dr. Shah irrevocably, unconditionally and fully releases and forever discharges IHHI, Mogel, PCHI, Dr. Chaudhuri, Ganesha, Thomas, MedCap (and all related and affiliated persons and entities), and their respective past and present subsidiaries, affiliates, officers, directors, partners, agents, employees, members, managers, insurers, representatives, lawyers and law firms, and all persons acting by, through, under or in concert with them, or any of them, from any and all rights, suits, claims, actions, accounts, demands, contracts, debts, controversies, agreements, promises, liabilities, duties, obligations, costs, expenses, damages and causes of action, whether presently known or unknown, vested or contingent, suspected or unsuspected, accrued or yet to accrue, in law or in equity, which Dr. Shah may now or hereafter have, own or claim to have arising out of, connected with or otherwise related to or concerning the Actions, any facts, circumstances or claims which were alleged or which could have been alleged in the pleadings in the Actions, or which could have been asserted in any action or proceeding in any legal, administrative or other forum whatsoever in any jurisdiction, including, but not limited to, any legal fees, court costs or expenses relating to the Actions; provided, however, nothing in this Settlement Agreement shall constitute or include a release or compromise of Dr. Shah's right to enforce his preexisting ownership and contractual rights with OC-PIN or WCH.

               THIS IS A GENERAL RELEASE.

         iv. RELEASE OF CLAIMS BY MOGEL. Mogel irrevocably, unconditionally and fully releases and forever discharges IHHI, OC-PIN, Dr. Shah, PCHI, WCH, Dr. Chaudhuri, Ganesha, Thomas, MedCap (and all related and affiliated persons and entities), and their respective past and present subsidiaries, affiliates, officers, directors, partners, agents, employees, members, managers, representatives, lawyers and law firms, and all persons acting by, through, under or in concert with them, or any of them, from any and all rights, suits, claims, actions, accounts, demands, contracts, debts, controversies, agreements, promises, liabilities, duties, obligations, costs, expenses, damages and causes of action, whether presently known or unknown, vested or contingent, suspected or unsuspected, accrued or yet to accrue, in law or in equity, which Mogel may now or hereafter have, own or claim to have arising out of, connected with or otherwise related to or concerning the Actions, any facts, circumstances or claims which were alleged or which could have been alleged in the pleadings in the Actions, or which could have been asserted in any action or proceeding in any legal, administrative or other forum whatsoever in any jurisdiction, including, but not limited to, any legal fees, court costs or expenses relating to the Actions; provided, however, nothing in this Settlement Agreement is intended to or shall be construed to extinguish, release, waive, restrict, reduce, or modify any rights of Mogel under his pre-existing Resignation Agreement dated November 4, 2008 ("Resignation Agreement") with IHHI or rights recognized in such Resignation Agreement including, but not limited to, Mogel's rights to indemnification as set forth and recognized in Section 7(d) of the Resignation Agreement, and nothing in this Settlement Agreement shall constitute or include a release or compromise of Mogel's right to enforce his pre-existing Resignation Agreement with IHHI.

               THIS IS A GENERAL RELEASE.

         v. RELEASE OF CLAIMS BY PCHI. PCHI irrevocably, unconditionally and fully releases and forever discharges its members and managers, IHHI, OC-PIN, Dr. Shah, Dr. Jacob Sweidan, WCH, Dr. Chaudhuri, Ganesha, Thomas, Mogel MedCap (and all related and affiliated persons and entities), and their respective past and present subsidiaries, affiliates, officers, directors, partners, agents, employees, members, managers, representatives, lawyers and law firms, and all persons acting by, through, under or in concert with them, or any of them, from any and all rights, suits, claims, actions, accounts, demands, contracts, debts, controversies, agreements, promises, liabilities, duties, obligations, costs, expenses, damages and causes of action, whether presently known or unknown, vested or contingent, suspected or unsuspected, accrued or yet to accrue, in law or in equity, which PCHI may now or hereafter have, own or claim to have arising out of, connected with or otherwise related to or concerning the Actions, any facts, circumstances or claims which were alleged or which could have been alleged in the pleadings in the Actions, or which could have been asserted in any action or proceeding in any legal, administrative or other forum whatsoever in any jurisdiction, including, but not limited to, any legal fees, court costs or expenses relating to the Actions; provided, however, nothing in this Settlement Agreement shall constitute or include a release or compromise of PCHI's right to enforce its pre-existing lease with IHHI.

               THIS IS A GENERAL RELEASE.

         vi. Release of Claims by WCH. WCH irrevocably, unconditionally and fully releases and forever discharges IHHI, Mogel, PCHI, Dr. Chaudhuri, Dr. Shah, Dr. Jacob Sweidan, Ganesha, Thomas, MedCap (and all related and affiliated persons and entities), and their respective past and present subsidiaries, affiliates, officers, directors, partners, agents, employees, members, managers, representatives, lawyers and law firms, and all persons acting by, through, under or in concert with them, or any of them, from any and all rights, suits, claims, actions, accounts, demands, contracts, debts, controversies, agreements, promises, liabilities, duties, obligations, costs, expenses, damages and causes of action, whether presently known or unknown, vested or contingent, suspected or unsuspected, accrued or yet to accrue, in law or in equity, which WCH may now or hereafter have, own or claim to have arising out of, connected with or otherwise related to or concerning the Actions, any facts, circumstances or claims which were alleged or which could have been alleged in the pleadings in the Actions, or which could have been asserted in any action or proceeding in any legal, administrative or other forum whatsoever in any jurisdiction, including, but not limited to, any legal fees, court costs or expenses relating to the Actions; provided, however, nothing in this Settlement Agreement shall constitute or include a release or compromise of WCH's right to enforce its preexisting ownership and contractual rights in and with PCHI.

               THIS IS A GENERAL RELEASE.

         vii. RELEASE OF CLAIMS BY DR. CHAUDHURI. Dr. Chaudhuri irrevocably, unconditionally and fully releases and forever discharges IHHI, Dr. Shah, Mogel, OC-PIN, PCHI, WCH, MedCap (and all related and affiliated persons and entities), and their respective past and present subsidiaries, affiliates, officers, directors, partners, agents, employees, members, managers, representatives, lawyers and law firms, and all persons acting by, through, under or in concert with them, or any of them, from any and all rights, suits, claims, actions, accounts, demands, contracts, debts, controversies, agreements, promises, liabilities, duties, obligations, costs, expenses, damages and causes of action, whether presently known or unknown, vested or contingent, suspected or unsuspected, accrued or yet to accrue, in law or in equity, which Dr. Chaudhuri may now or hereafter have, own or claim to have arising out of, connected with or otherwise related to or concerning the Actions, any facts, circumstances or claims which were alleged or which could have been alleged in the pleadings in the Actions, or which could have been asserted in any action or proceeding in any legal, administrative or other forum whatsoever in any jurisdiction, including, but not limited to, any legal fees, court costs or expenses relating to the Actions; provided, however, nothing in this Settlement Agreement shall constitute or include a release or compromise of Dr. Chaudhuri's right to enforce his pre-existing ownership and contractual rights in and with IHHI including, but not limited to, the above-described preemptive rights and Stock Purchase Agreement.

               THIS IS A GENERAL RELEASE.

         viii. RELEASE OF CLAIMS BY GANESHA. Ganesha irrevocably, unconditionally and fully releases and forever discharges IHHI, Dr. Shah, Mogel, OC-PIN, PCHI, WCH, MedCap (and all related and affiliated persons and entities), and their respective past and present subsidiaries, affiliates, officers, directors, partners, agents, employees, members, managers, representatives, lawyers and law firms, and all persons acting by, through, under or in concert with them, or any of them, from any and all rights, suits, claims, actions, accounts, demands, contracts, debts, controversies, agreements, promises, liabilities, duties, obligations, costs, expenses, damages and causes of action, whether presently known or unknown, vested or contingent, suspected or unsuspected, accrued or yet to accrue, in law or in equity, which Ganesha may now or hereafter have, own or claim to have arising out of, connected with or otherwise related to or concerning the Actions, any facts, circumstances or claims which were alleged or which could have been alleged in the pleadings in the Actions, or which could have been asserted in any action or proceeding in any legal, administrative or other forum whatsoever in any jurisdiction, including, but not limited to, any legal fees, court costs or expenses relating to the Actions; provided, however, nothing in this Settlement Agreement shall constitute or include a release or compromise of Ganesha's right to enforce its pre-existing ownership and contractual rights in and with PCHI.

               THIS IS A GENERAL RELEASE.

         ix. RELEASE OF CLAIMS BY THOMAS. Thomas irrevocably, unconditionally and fully releases and forever discharges IHHI, Dr. Shah, Mogel, OC-PIN, PCHI, WCH, MedCap (and all related and affiliated persons and entities), and their respective past and present subsidiaries, affiliates, officers, directors, partners, agents, employees, members, managers, representatives, lawyers and law firms, and all persons acting by, through, under or in concert with them, or any of them, from any and all rights, suits, claims, actions, accounts, demands, contracts, debts, controversies, agreements, promises, liabilities, duties, obligations, costs, expenses, damages and causes of action, whether presently known or unknown, vested or contingent, suspected or unsuspected, accrued or yet to accrue, in law or in equity, which Thomas may now or hereafter have, own or claim to have arising out of, connected with or otherwise related to or concerning the Actions, any facts, circumstances or claims which were alleged or which could have been alleged in the pleadings in the Actions, or which could have been asserted in any action or proceeding in any legal, administrative or other forum whatsoever in any jurisdiction, including, but not limited to, any legal fees, court costs or expenses relating to the Actions; provided, however, nothing in this Settlement Agreement shall constitute or include a release or compromise of Thomas' right to enforce his pre-existing ownership and contractual rights in and with IHHI.

               THIS IS A GENERAL RELEASE.

         x. RELEASE OF CLAIMS BY MEDCAP. MedCap (and all related and affiliated persons and entities) irrevocably, unconditionally and fully releases and forever discharges IHHI, Dr. Shah, Mogel, OC-PIN, PCHI, WCH, Dr. Chaudhuri, Ganesha, Thomas and their respective past and present subsidiaries, affiliates, officers, directors, partners, agents, employees, members, managers, insurers, representatives, lawyers and law firms, and all persons acting by, through, under or in concert with them, or any of them, from any and all rights, suits, claims, actions, accounts, demands, contracts, debts, controversies, agreements, promises, liabilities, duties, obligations, costs, expenses, damages and causes of action, whether presently known or unknown, vested or contingent, suspected or unsuspected, accrued or yet to accrue, in law or in equity, which MedCap may now or hereafter have, own or claim to have arising out of, connected with or otherwise related to or concerning the Actions, any facts, circumstances or claims which were alleged or which could have been alleged in the pleadings in the Actions, or which could have been asserted in any action or proceeding in any legal, administrative or other forum whatsoever in any jurisdiction, including, but not limited to, any legal fees, court costs or expenses relating to the Actions; provided, however, nothing in this Settlement Agreement or in the Second Settlement Agreement shall constitute or include a release, waiver, compromise, limitation or diminishment of the right of MedCap (and of its related and affiliated entities) to enforce the provisions of the Term Note, the Credit Agreement or of any other notes, documents or instrument executed or delivered in connection therewith (collectively and together, the "$80

               Million Loan Documents") against any Party to this Settlement Agreement and/or against any Party to the Second Settlement Agreement which is or was a party to the $80 Million Loan Documents, and nothing in this Settlement Agreement or in the Second Settlement Agreement shall constitute or include a release, waiver, compromise, limitation or diminishment of the right of MedCap (and of its related and affiliated entities) to enforce the provisions of the $50,000,000 Credit Agreement dated October 9, 2007 and the $10,700,000 Credit Agreement dated October 9, 2007 and/or any notes, documents or instruments executed or delivered in connection therewith (collectively and together, the "Other Loan Documents") against any Party to this Settlement Agreement and/or against any party to the Second Settlement Agreement which is or was a party to the Other Loan Documents.

               THIS IS A GENERAL RELEASE.

         xi. Without limiting the generality of the foregoing, Dr. Shah, OC-PIN and WCH generally release Dr. Chaudhuri, Ganesha, Thomas and PCHI's counsel Gaines, Weil, West & Epstein from any claims relating or pertaining to the management of PCHI, the defense of Dr. Shah's claims against PCHI or PCHI's claims against OC-PIN.

         xii. Notwithstanding the foregoing, a WCH or OC-PIN Member who has not executed the Second Settlement Agreement shall not be entitled to a release herein or a release under the Second Settlement Agreement.

         24. Each Party agrees not to commence, maintain, initiate, prosecute, cause, assist or cooperate with any other person to commence, maintain, initiate or prosecute any action, suit, proceeding or any claim before any court or administrative agency in any jurisdiction against a Party of the matters released in this Settlement Agreement. If a Party violates this covenant then
(a) this Settlement Agreement shall be a complete defense to any such action, suit, proceeding or claim, and (b) the suing Party may not attack the legal validity or sufficiency of this Settlement Agreement.

         25. Each Party acknowledges that he, she or it has been advised by counsel of his, her or its own choosing and is familiar with and understands the provisions of California Civil Code section 1542, which section provides as follows: 1.

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

         26. Each Party hereby voluntarily and expressly waives and relinquishes each and every right or benefit which he, she or it may have under California Civil Code section 1542 to the full extent that he, she or it may lawfully waive such rights. Each Party acknowledges that he, she or it may hereafter discover facts in addition to or different from those which he, she or it presently knows or believes to be true regarding the subject matter of the dispute, but that the intention here is to fully, finally and forever settle and release the matters, disputes, differences, now known or unknown, suspected or unsuspected, arising out of or in any way relating to the matters released pursuant to this Settlement Agreement.

         27. The Parties hereto acknowledge that they expressly understand that this Settlement Agreement and the Settlement it represents is (a) entered into solely for the purpose of avoiding on-going and future expenses, burdens or distractions of litigating the Actions, and (b) in no way constitutes an admission by any Party hereto of any liability of any kind to any other Party or of any wrongdoing. In this connection, the Parties specifically deny liability in connection with any claims which have been made or could have been made, or which are the subject matter of, or arise from, or are connected directly or indirectly with or related in any way to any of the allegations raised in the Actions.

         28. Notwithstanding the foregoing, PCHI reserves its claims against IHHI for unpaid rent and other violations of the IHHI\PCHI lease.

         29. Dr. Shah represents that, to date, he and his wife have not incurred any attorneys' fees on account of their guaranty of the Chapman leases. However, should Dr. Shah or his wife incur any liability, including, but not limited to, damages, losses or attorneys' fees, caused by IHHI's past failure to pay rent on the Chapman leases, Dr. Shah hereby expressly reserves, and nothing herein shall be deemed to release, impair or diminish, any and all rights Dr. Shah and his wife may have against IHHI or any other party in connection with any damages, losses or attorney's fees reasonably incurred by Dr. Shah or his wife in satisfaction or defense of claims brought by the landlord(s) of the Chapman leases or Tenet relating to Dr. Shah or his wife's guaranty of the Chapman leases, or any affirmative claims related thereto, including without limitation the recent action filed by Tenet Healthcare Corporation against Dr. Shah and IHHI (OCSC Case No. 30-2009-00119836).

         COMPLIANCE WITH THE LAW.
         ------------------------

         30. All performance under this Settlement Agreement shall at all times be subject to compliance by all Parties with applicable law and regulation then in effect including, without limitation, federal and California law and regulation relating to financial relationships between IHHI and its referring physicians, such as the federal "Stark Law" contained in provisions of the Social Security Act.

         MISCELLANEOUS.
         --------------

         31. The Parties each independently represent, warrant and agree that each is now and shall remain through the Closing the sole and lawful owner of all right, title and interest in and to every right, claim or other matter released herein, and that such Party has not assigned or transferred or purported to or attempted to assign or transfer or had involuntary assigned or transferred to any person or entity any right, claim, or other matter released herein, and that no third party is subrogated to any such rights or has any claim upon the payments being made herein.

         32. The Parties named as parties to the Actions stipulate that this Settlement Agreement may be entered as a judgment pursuant to California Code of Civil Procedure section 664.6 and that the Orange County Superior Court shall retain jurisdiction over the Parties to enforce the terms of this Settlement Agreement until they have been performed in full. For the purposes of this Settlement Agreement only, and without affecting any other agreements which may exist between the Parties, California law shall govern this Settlement Agreement.

         33. The Parties agree to execute all further and additional documents and to take such other action necessary under the circumstances to accomplish the purposes set forth in this Settlement Agreement. Each person or entity who executes this Settlement Agreement acknowledges and represents that to the extent that he, she or it is a signatory that he, she or it (a) has fully and carefully read and understands the Settlement Agreement; (b) has had the opportunity to be fully apprised by his, her or its attorneys of the legal effect and meaning of this Settlement Agreement; (c) has had the opportunity to make whatever investigation or inquiry he, she or it has deemed necessary or appropriate in connection with the subject matter of this Settlement Agreement;
(d) has been afforded the opportunity to negotiate as to any and all terms of this Settlement Agreement; and (e) is executing this Settlement Agreement voluntarily, free from undue influence, coercion, duress, menace or fraud of any kind.

         34. In executing this Settlement Agreement, the Parties hereto do not rely on any inducements, promises or representations made by any other Party other than as contemporaneously set forth in writing, including those set forth in the Second Settlement Agreement, the Shareholder Agreement and the Stock Purchase Agreements with respect to those Parties who are also parties to those agreements, respectively. This Settlement Agreement contains the entire agreement and understanding between the Parties with respect to the Actions and the subject matters which gave rise to the Actions and supersedes and replaces and all prior negotiations, proposed and actual agreements, whether written or oral, except for the Second Settlement Agreement, the Shareholder Agreement and the Stock Purchase Agreements, with respect to the Actions and subject matters which gave rise to the Actions. Except as expressly set forth herein, nothing in this Settlement Agreement is intended to modify, change or affect the rights or obligations of any Party to any pre-existing written contracts or written agreements between them.

         35. The failure of any of the Parties to insist upon strict adherence to any term, condition or provision of this Settlement Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence of that term, condition, or provision or any other term, condition or provision of this Settlement Agreement.

         36. The failure of any Party to fully perform its duties and obligations under this Settlement Agreement and/or to pay any amounts when due under this Settlement Agreement ("Defaulting Party") shall not affect, impact, change, reduce, diminish or eliminate the settlements, covenants, releases and waivers granted to any other Party to this Settlement Agreement ("Non-Defaulting Party") so long as the Non-Defaulting Party has fully performed its obligations under this Settlement Agreement.

         37. Each of the signatories for the Parties declares and represents that he or she is competent and authorized to execute this Settlement Agreement on behalf of the Party for whom he or she is signing.

         38. Each Party to this Settlement Agreement shall bear all of his, her or its own attorneys' fees, costs and expenses as well as fees, costs and expenses of any of his, her or its advisors with respect to the matters and Actions released herein and in the negotiation and drafting of this Settlement Agreement; provided, however, that this provision is not intended to and shall not be construed to extinguish, release, waive, restrict, reduce, or modify Mogel's rights to indemnification as set forth and recognized in Section 7(d) of the Resignation Agreement.

         39. This Settlement Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

         40. A photocopied and/or faxed signature page will suffice for the purposes of executing this Settlement Agreement.

         41. Any notice required by this Settlement Agreement shall be made in writing and sent via certified mail, return receipt requested, DHL, Fed-Ex, Courier hand-delivered or similar means to give actual notice and proof thereof ("Dispatch") and by facsimile (if facsimile number is provided hereinafter) on the same day of Dispatch and shall be effective upon Dispatch and facsimile, if applicable. Notice shall be made as follows:

               Dr. Anil Shah
               2621 South Bristol, Suite 108
               Santa Ana, CA 92704
               Fax: (714) 966-0417

               With copy to:

                        Daniel J. Callahan, Esq.
                        CALLAHAN & BLAINE
                        3 Hutton Centre Drive, 9th Floor
                        Santa Ana, CA  92707
                        Fax: (714) 241-4445

               Orange County Physicians Investment Network, LLC
               2621 South Bristol, Suite 304
               Santa Ana, CA 92704
               Fax: (714) 297-9588

                        With copies to:

                        Daniel J. Callahan, Esq.
                        CALLAHAN & BLAINE
                        3 Hutton Centre Drive, 9th Floor
                        Santa Ana, CA  92707
                        Fax: (714) 241-4445

                        and

                        William R. Mitchell, Esq. 1168-003
                        LOGAN RETOSKE, LLP
                        31351 Ranch Viejo Road, Suite 202
                        San Juan Capistrano, CA 92675
                        Fax: (949) 489-1257

               Integrated Healthcare Holdings, Inc.
               1301 N. Tustin Ave.
               Santa Ana, CA  92705
               Fax:  (714) 953-3384

               With copies to:

                        David A. Robinson, Esq.
                        ENTERPRISE COUNSEL GROUP, ALC
                        Five Park Plaza, Suite 450
                        Irvine, CA 92614
                        Fax: (949) 833-8540

                        and

                        J. Scott Schoeffel, Esq.
                        Integrated Healthcare Holdings, Inc.
                        1301 N. Tustin Ave.
                        Santa Ana, CA 92705
                        Fax: (714) 953-3384

                        and

                        Allen Z. Sussman, Esq.
                        Reed Smith, LLP
                        355 South Grand Avenue, Suite 2900
                        Los Angeles, CA 90071-1514
                        Fax: (213) 457-8080

               Bruce Mogel
               c/o Michael G. Yoder, Esq.
               O'MELVENY & MYERS LLP
               610 Newport Center Drive, 17th Floor
               Newport Beach, CA 92660-6429
               Fax: (949) 823-6994

               William E. Thomas, Esq.
               Strategic Global Management, Inc.
               6800 Indiana Avenue, Suite 130
               Riverside, CA 92506
               Fax: (951) 782-8850

               Dr. Kali Chaudhuri
               Strategic Global Management, Inc.
               6800 Indiana Avenue, Suite 130
               Riverside, CA 92506
               Fax: (951) 782-8850

               With copy to:

                        Peter J. Mort, Esq.
                        Law Office of Peter J. Mort
                        41250 Gallop Lane
                        Murrieta, CA 92562
                        Fax: (951) 696-9343

               Medical Capital Corporation
               Medical Provider Financial Corporation I
               Medical Provider Financial Corporation II
               Medical Provider Financial Corporation III
               c/o Medical Capital Corporation
               15101 Red Hill Avenue
               Tustin, CA 92780
               Attn:  Joseph J. Lampariello, President
                      Thomas R. Fazio, Vice President and General Counsel
               Tel: 800-824-3700
               Fax: 714-258-7242

               With copy to:

                        Gary Sheppard, Esq.
                        Sedgwick Detert Moran & Arnold
                        One Market Plaza
                        Steuart Tower
                        8th Floor
                        San Francisco, California 94105
                        Fax: (415) 781-2635

               Pacific Coast Holdings Investment, LLC
               6800 Indiana Avenue, Suite 130
               Riverside, CA 92506
               Fax: (951) 782-8850

               and

               2621 South Bristol, Suite 304
               Santa Ana, CA 92704
               Fax: (714) 297-9588

               With copy to:
                                 William E. Thomas
                                 ------------------
                                 2023 Arroyo Dr.
                                 ----------------
                                 Riverside, CA 92506
                                 -------------------

               West Coast Holdings, LLC
               2621 South Bristol, Suite 304
               Santa Ana, CA 92704
               Fax: (714) 297-9588

               With copy to:
                                 ----------------------

                                 ----------------------

                                 ----------------------

               Ganesha Realty, LLC
               6800 Indiana Avenue, Suite 130
               Riverside, CA 92506
               Fax: (951) 782-8850

               With copy to:

               William E. Thomas, Esq.
               Strategic Global Management, Inc.
               6800 Indiana Avenue, Suite 130
               Riverside, CA 92506
               Fax: (951) 782-8850


The foregoing is agreed upon this 25th day of March, 2009 at Santa Ana, California.


INTEGRATED HEALTHCARE HOLDINGS, INC.


By:   /s/ Kenneth K. Westbrook
    ----------------------------------------
Printed Name:   Kenneth K. Westbrook
              ------------------------------
Its:   President and CEO
     ---------------------------------------
By:   /s/ Steven R. Blake
    ----------------------------------------
Printed Name:   Steven R. Blake
              ------------------------------
Its:    CFO
      --------------------------------------


ORANGE COUNTY PHYSICIANS INVESTMENT NETWORK, LLC


By:   /s/ John L. Glavinovich, M.D
    ----------------------------------------
Printed Name:    John L. Glavinovich, M.D.
               -----------------------------
Its:   Co-Manager
     ---------------------------------------
By:   /s/ Anil V. Shah, M.D.
    ----------------------------------------
Printed Name:   Anil V. Shah, M.D.
              ------------------------------
Its:    Co-Manager
      --------------------------------------

ANIL V. SHAH, M.D.

  /s/ Anil V. Shah, M.D.
--------------------------------------------

PACIFIC COAST HOLDINGS INVESTMENT, LLC


By:   /s/ Kali P. Chaudhuri, M.D.
    ----------------------------------------
Printed Name:    Kali P. Chaudhuri, M.D.
               -----------------------------
Its:   Manager
     ---------------------------------------
By:   /s/ Jacob Sweidan
    ----------------------------------------
Printed Name:   Jacob Sweidan
              ------------------------------
Its:    Co-Manager
      --------------------------------------


MEDICAL PROVIDER FINANCIAL CORPORATION I
MEDICAL PROVIDER FINANCIAL CORPORATION II
MEDICAL PROVIDER FINANCIAL CORPORATION III
MEDICAL CAPITAL CORPORATION


By:   /s/ Joseph J. Lampariell
    ----------------------------------------
Printed Name:    Joseph J. Lampariello
               -----------------------------
Its:   President
     ---------------------------------------
By:   /s/ Joseph J. Lampariello
    ----------------------------------------
Printed Name:   Joseph J. Lampariello
              ------------------------------
Its:    President
      --------------------------------------


BRUCE MOGEL


  /s/ Bruce Mogel
--------------------------------------------
KALI P. CHAUDHURI, M.D.


 /s/ Kali P. Chaudhuri, M.D
--------------------------------------------


WEST COAST HOLDINGS, LLC

By:   /s/ Jacob Sweidan
    ----------------------------------------
Printed Name:   Jacob Sweidan
              ------------------------------
Its:    Manager
      --------------------------------------

GANESHA REALTY, LLC


By:   /s/ Kali P. Chaudhuri, M.D.
    ----------------------------------------
Printed Name:   Kali P. Chaudhuri, M.D.
              ------------------------------
Its:    Owner/Manager
      --------------------------------------



WILLIAM THOMAS



  /s/ William E. Thomas
--------------------------------------------